Exhibit 99.1

“Quadramet® Overview”

William F Goeckeler, PhD

Senior Vice President, Operations

CYTOGEN Corp

Introduction

Skeleton is the most common organ to be affected by metastatic cancer

Tumors arising from the breast, prostate, myeloma, and lung possess a special propensity to spread to bone

Bone metastases serve as a secondary site of tumor spread, represent the highest tumor burden in the body, and appear to be more resistant to treatment than visceral metastases

Source: Bagi CM. Targeting of therapeutic agents to bone to treat metastatic cancer. Adv Drug Deliv Rev. 2005 May 25;57(7):995-1010.

Slide # 2

Incidence

Cancer

Incidence of Bone Mets

Deaths in 2005

5-year Survival

Newly Diagnosed

Myeloma

70-95%

11,300

32%

15,980

Renal

20-25%

12,660

64%

36,160

Melanoma

14-45%

7,770

16%

59,580

Bladder

40%

13,180

6%

63,210

Thyroid

60%

1,490

97%

25,690

Lung

30-40%

163,510

15%

172,570

Breast

65-75%

40,870

88%

212,930

Prostate

65-75%

30,350

99%

232,090

Sources: Coleman RE. Cancer Treat Rev. 2001;27:165-176 and American Cancer Society: 2005 Facts & Figures

Slide # 3

Samarium-153

Half-life 46.3 Hours

Beta Particles* 810 keV (20%)

710 keV (50%)

640 keV (30%)

Gamma Ray 103 keV (29%)

*Maximum energies, the average beta emission is 233 keV

Slide # 4

Quadramet® Chemical Structure

C

C

N

N

C

C

153Sm

C

C

P

P

O

O

O

O

P

P

Slide # 5

Biodistribution

99mTc-MDP

(bone scan)

153Sm-EDTMP

(Quadramet)

99mTc-MDP

(bone scan)

153Sm-EDTMP

(Quadramet)

Anterior

Posterior

Slide # 6

Controlled Clinical Studies

Study BA-108

114 patients, variety of primary malignancies

Publication: Resche, et. al., Eur. J. Cancer, 33, 10, 1583-1591 (1997)

Study BA-106/110

118 patients, variety of primary malignancies

Publication: Serafini, et. al., J. Clin. Oncol., 16, 4, 1574-1581 (1998)

Study 424Sm10/11

152 patients, hormone refractory prostate cancer

Publication: Sartor, et. al., Urology, 63, 5, 940-945 (2004)

Slide # 7

Indication Statement

Quadramet® is indicated for relief of pain in patients with confirmed osteoblastic metastatic bone lesions that enhance on radionuclide bone scan

Slide # 8

Features and Benefits

Onset

Pain relief usually begins within one week of administration

Duration

Single dose relieves pain for a median of 16 weeks in patients who respond

Opioid-sparing

Reduces concomitant opioid analgesic use

Mild side effects

Transient myelosuppression tends to resolve within eight weeks

Slide # 9

Lessons Learned

Radiopharmaceuticals are relegated to end-stage use largely due to the safety profile of first-generation agents

Cytogen’s actions:

Educate prospective users about the unique physical properties of Quadramet, including short half-life of radioactivity and targeting ligand

Facilitate Quadramet trial, usage, and new approaches to pain management through registry program

Slide # 10

Lessons Learned

Prior to Cytogen’s reacquisition of marketing rights in August 2003, marketing activities excluded medical oncologists – a key prescribing audience

Cytogen’s actions:

Introduce medical oncologists to Quadramet through medical meetings and journals

Expand sales and marketing infrastructure to focus on this additional call point

Facilitate a multidisciplinary approach to treating metastatic bone disease through registry program

New clinical development initiatives tailored to medical oncologists

Slide # 11

Lessons Learned

While Quadramet has a broad cancer indication, existing data is primarily in prostate cancer – with the majority of product use in this setting

Cytogen’s actions:

Communicate the role of Quadramet in various cancers using existing clinical data in breast cancer

New clinical development initiatives designed to generate data in cancers other than prostate

Slide # 12

Lessons Learned

There is interest among physicians to understand the role of Quadramet in a contemporary oncology setting

Cytogen’s actions:

Publication and presentation of existing clinical data regarding repeat administration of Quadramet and the use of this product in various contemporary clinical settings

New clinical development initiatives designed to generate data in various contemporary clinical settings

Slide # 13

Lessons Learned

Beyond its demonstrated supportive care role, there is interest among physicians to understand the potential tumoricidal attributes of Quadramet

Cytogen’s actions:

Leverage the ability to deliver a highly specific therapeutic in clinical settings where treatment of the bone component of disease represents a significant unmet medical need

New clinical development initiatives designed to explore the tumoricidal attributes of Quadramet

Slide # 14

Applying the Lessons

More than a dozen clinical development programs are underway in response to physician interest in Quadramet®

During today’s presentations, you will hear from some of these physicians (highlighted in the following slides)

Cytogen’s extensive ongoing clinical development for Quaramet also reflects Cytogen’s commitment to building the brand

Slide # 15

Quadramet Clinical Development

TAXane-based chemotherapy and SAMarium Sm-153 lexidronam injection

Trial

Description

Status

TAXSAM1

(prostate)

Docetaxel and Quadramet

(European study)

Phase II

TAXSAM2

(prostate)

Paclitaxel and dose escalation of Quadramet

(Northwestern University in Illinois)

Phase I/II

TAXSAM3

(prostate)

Weekly docetaxel with multiple doses of standard Quadramet

(M D Anderson Cancer Center)

Phase I/II

TAXSAM4

(prostate)

Loading dose of docetaxel with Quadramet

(Johns Hopkins Kimmel Cancer Center)

Phase I/II

TAXSAM5

(prostate)

Standard docetaxel with escalating, multiple doses of Quadramet

(Memorial Sloan-Kettering Cancer Center)

Phase I/II

TAXSAM6

(breast)

Paclitaxel, bevacizumab, and Quadramet

(University of Pittsburgh Medical Center)

IRB review

Slide # 16

Quadramet Clinical Development

SAMarium Sm-153 lexidronam injection and BISphosphonates

Trial

Description

Status

SAMBIS1

(prostate)

Bisphosphonate (zoledronic acid) with Quadramet

(University of Maryland in Baltimore)

Phase I/II

SAMBIS2

(myeloma)

Bisphosphonates with Quadramet

(Mayo Clinic)

Phase I/II

GEMcitabine and SAMarium Sm-153 lexidronam injection

Trial

Description

Status

GEMSAM1

(osteo)

Gemcitabine with Quadramet

(M D Anderson Cancer Center)

Phase I/II

Quadramet Clinical Development

VELcade® and SAMarium Sm-153 lexidronam injection

Trial

Description

Status

VELSAM1

(myeloma)

Slide # 17

Quadramet plus bortezomib

(Mayo Clinic – physician sponsored study)

Phase I/II

VELSAM2

(myeloma)

Quadramet plus bortezomib

(Multicenter)

IRB

review

NEOadjuvant use of SAMarium Sm-153 lexidronam injection

Trial

Description

Status

NEOSAM1

(osteo)

Quadramet for the neoadjuvant treatment of osteosarcoma

(Johns Hopkins Hospital)

Phase I/II

NEOSAM2

(prostate)

Neoadjuvant Quadramet, hormone therapy, and radiation

(Thomas Jefferson University in Pennsylvania)

Phase I/II

Slide # 18